SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2001

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1000 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits: The following document is filed as an exhibit to this report on Form 8-K:

	99.1	Spartan Motors, Inc. Press Release dated November 19, 2001.

Item 9.	Regulation FD Disclosure.

          On November 19, 2001, Spartan Motors, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K. This report and the exhibit are furnished, not filed.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2001	SPARTAN MOTORS, INC. By /s/ Richard J. Schalter Richard J. Schalter Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Motors, Inc. Press Release dated November 19, 2001.